Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
  PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Quentin T. Kelly certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of WorldWater Corp. on Form 10-QSB for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operation of WorldWater Corp.

By:       /s/ Quentin T. Kelly
          --------------------
   Name:  Quentin T. Kelly
   Title: Chief Executive Officer and Chairman of the Board


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